EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the use of our report incorporated herein by reference in this Registration Statement of Transport Corporation of America, Inc. on Form S-8 relating to the T.A. Rewards Program.



/S/ KPMG PEAT MARWICK LLP

KPMG Peat Marwick LLP



Minneapolis, Minnesota
December 21, 1998


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